SHAREHOLDER LETTER


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Strategic Mortgage Portfolio seeks to obtain a high level of total return relative to the performance of the general mortgage securities market by investing primarily in a portfolio of mortgage securities created from pools of mortgages which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.(1)
--------------------------------------------------------------------------------

Dear Shareholder:

It's a pleasure to bring you Franklin Strategic Mortgage Portfolio's semiannual report for the period ended March 31, 2001.

ECONOMIC OVERVIEW
During the six months under review, the U.S. economy slowed dramatically from its torrid pace at the beginning of 2000. Gross domestic product (GDP), the country's broadest gauge of economic vibrancy, fell steadily in the latter half of 2000 to a slow, 1.0% annualized pace in the fourth quarter, its weakest reading in more than five years. By January 2001, consumer and business confidence had eroded considerably, exacerbated by high energy costs that drained purchasing



CONTENTS


Shareholder Letter ........................................................    1

Performance Summary .......................................................    6

Financial Highlights &
Statement of Investments ..................................................    7

Financial Statements ......................................................   12

Notes to
Financial Statements ......................................................   16



1. U.S. government securities owned by the Fund or held under repurchase agreement, but not shares of the Fund, are guaranteed by the U.S. government as to the timely payment of principal and interest. Yields and share price are not guaranteed and will fluctuate with market conditions.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 8.


[PYRAMID GRAPHIC]

PORTFOLIO BREAKDOWN
Based on Total Long-Term Investments

                                                        3/31/01          9/30/00
--------------------------------------------------------------------------------
30-Year Mortgage Pass-Throughs                           63.39%           72.61%

Adjustable Rate Mortgage                                 22.39%           24.02%

15-Year Mortgage Pass-Throughs                            8.75%            3.06%

Balloon Mortgage Pass-Throughs                            0.08%            0.31%

Manufactured Housing ABS                                  5.39%            0.00%


power and profit margins. Consequently, slower retail sales and appreciably weaker capital spending prompted manufacturing cutbacks and subsequent layoffs. The unemployment rate, which had hovered near a 30-year low of 3.9% throughout most of the reporting period, edged up to 4.3% by period-end.(2) Noting these circumstances, the Federal Reserve Board (the Fed) signaled for the first time in two years that recession, rather than inflation, posed the greatest risk to the decade-long economic expansion. In an attempt to restore price stability and sustainable economic growth, the Fed assumed a new monetary policy stance and cut the federal funds target rate from 6.50% to 5.00% during the period.

The slowing economy and Fed actions caused interest rates to fall during the six months under review. The yield on the 30-year Treasury bond fell from 5.92% at the beginning of the


2.   Source: Bureau of Labor Statistics.

reporting period to 5.31% on March 31, 2001, and the 10-year Treasury note declined from 5.82% to 4.90%. Mortgage rates also went down. According to the Federal Home Loan Mortgage Corporation, the conforming 30-year fixed mortgage rate fell from 7.80% on October 1, 2000, to 6.95% on March 31, 2001.

PORTFOLIO NOTES

Mortgage securities performed well during the period, principally due to their strong liquidity, very good credit quality and high yields. The high liquidity of mortgage securities often made them a relatively safe haven for investors as concerns about corporate earnings and stock and corporate bond market volatility increased. Mortgage securities also performed solidly because of their superior credit quality compared with corporate bonds and strong yield advantage relative to Treasuries.

Within this environment, Franklin Strategic Mortgage Portfolio delivered a six-month cumulative total return of +7.13%, compared with the 12.71% return of its benchmark, the Salomon Brothers Mortgage-Backed Securities Index.(3) Over the long term, the Fund has also delivered solid returns, as shown in the Performance Summary on page 6.

We favored Federal National Mortgage Association (FNMA or Fannie Mae) and Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) discount bonds, which are lower coupon, agency-backed mortgages. When interest rates decline,


WHAT IS A MORTGAGE PASS-THROUGH SECURITY?

A mortgage pass-through security represents pooled mortgages that are repackaged into a security and sold to investors. Such securities pass mortgage holder principal and interest payments from the originating financial institutions through a government agency or some other intermediary and then to investors.



3. Source: Standard and Poor's Micropal. The unmanaged Salomon Brothers Mortgage-Backed Securities Index is a total return index that includes approximately 277 GNMA, FNMA and FHLMC issues. The index does not include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

DIVIDEND DISTRIBUTIONS*
10/1/00-3/31/01

                                                                     DIVIDEND
MONTH                                                                PER SHARE
--------------------------------------------------------------------------------
October                                                            6.2911 cents

November                                                           5.8712 cents

December                                                           5.5946 cents

January                                                            6.2547 cents

February                                                           5.8719 cents

March                                                              5.7861 cents
--------------------------------------------------------------------------------
TOTAL                                                              35.6696 CENTS



the lower coupons are favorable because they are less subject to prepayment than higher coupon bonds. A mortgage holder is more likely to refinance a higher interest rate mortgage than one with a lower rate.

As interest rates declined, we began to rebalance our portfolio, increasing our exposure to higher coupon mortgages that have been adversely affected by mortgage rate declines and the subsequent increase in mortgage refinancings. We selectively added securities yielding 7%, 7.5% and 8% with 30-year maturities, which have prepayment protection in the form of either lower loan balances or seasoning. Seasoning refers to the mortgage pool's age and how many refinancing cycles the underlying loans have experienced. The more cycles, the less volatile cash flows tend to be. If we can purchase seasoned loans without paying exorbitant premiums, we believe they offer long-term value to our shareholders.

The Fund benefited by being overweighted versus its benchmark in discount-priced mortgage pass-through securities, which offer more prepayment protection during periods of declining mortgage rates. Another positive for the Fund was its approximately 6% allocation to asset-backed securities, which historically have more stable cash flows when rates fall than do other mortgage-related securities. The Fund's asset-backed sectors are mortgage related, typically consisting of bonds backed by home equity, commercial real estate or manufactured housing loans.


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

Looking forward, we are optimistic about the Fund. We believe the Fund should perform solidly in this declining interest rate environment specifically because we worked to position it for such an environment.

Sincerely,




/s/ ROGER A. BAYSTON

Roger A. Bayston
Portfolio Manager
Franklin Strategic Mortgage Portfolio


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of March 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 3/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION


CLASS A                                  CHANGE          3/31/01         9/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.33          $10.10          $9.77
DISTRIBUTIONS (10/1/00 - 3/31/01)
Dividend Income                          $0.356696


PERFORMANCE


                                                                       INCEPTION
CLASS A                          6-MONTH     1-YEAR      5-YEAR        (2/1/93)
--------------------------------------------------------------------------------
Cumulative Total Return(1)       +7.13%     +13.42%      +44.63%      +76.02%

Average Annual Total Return(2)   +2.61%      +8.65%       +6.72%        +6.61%

Distribution Rate(3)                    6.67%

30-Day Standardized Yield(4)            6.36%





--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a higher initial sales charge; thus actual total returns would be lower. The Fund's manager agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's total return and distribution rate would have been lower and yield for the period would have been 5.89%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum sales charge. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of March's 5.7861 cent per share monthly dividend and the maximum offering price of $10.55 on 3/31/01.

4. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/01.

--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


6             Past performance does not guarantee future results.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Financial Highlights


                                                        SIX MONTHS ENDED
                                                         MARCH 31, 2001                     YEAR ENDED SEPTEMBER 30,
                                                           (UNAUDITED)         2000        1999        1998        1997      1996
                                                        ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................        $9.77           $9.74      $10.14       $9.96     $9.74        $9.91
                                                        ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income ...............................          .353            .663        .627        .660      .708         .717
 Net realized and unrealized gains (losses) ..........          .334            .043       (.400)       .179      .220        (.170)
                                                        ----------------------------------------------------------------------------
Total from investment operations .....................          .687            .706        .227        .839      .928         .547
                                                        ----------------------------------------------------------------------------
Less distributions from net investment income ........         (.357)          (.676)      (.627)      (.659)    (.708)       (.717)
                                                        ----------------------------------------------------------------------------
Net asset value, end of period .......................        $10.10           $9.77       $9.74      $10.14     $9.96        $9.74
                                                        ============================================================================
Total return(a) ......................................         7.13%           7.60%       2.30%       8.71%     9.84%        5.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................       $84,258         $49,572     $32,877     $14,551    $8,934       $6,847
Ratios to average net assets:
 Expenses ............................................          -- %            -- %        -- %        -- %       -- %         -- %
 Expenses excluding waiver and payments by affiliate .          .52%(c)         .57%        .65%        .74%      .82%        1.11%
 Net investment income ...............................         6.84%(c)        6.87%       6.32%       6.56%     7.18%        7.26%
Portfolio turnover rate(b) ...........................        79.79%          42.00%      41.72%      38.15%    13.59%       17.64%


(a) Total return does not reflect sales commissions and is not annualized for periods less than one year.

(b)  The portfolio turnover rate excludes mortgage dollar roll transactions.

(c)  Annualized


                       See notes to financial statements.                      7

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
STATEMENT OF INVESTMENTS, MARCH 31, 2001 (UNAUDITED)


                                                                                                    PRINCIPAL
                                                                                                      AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 112.5%
   FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 8.9%

   FHLMC, 6.50%, 3/01/09 .............................................................                $50,222                $51,368
   FHLMC, 7.00%, 6/01/09 .............................................................                 31,195                 32,151
   FHLMC, 8.00%, 1/01/10 .............................................................                 12,931                 13,451
   FHLMC, 7.50%, 4/01/10 .............................................................                 18,339                 18,949
   FHLMC, 6.50%, 4/01/11 .............................................................                 29,084                 29,641
   FHLMC, 7.00%, 7/01/11 .............................................................                 43,848                 45,070
   FHLMC, 9.50%, 12/01/22 ............................................................                 27,319                 29,151
   FHLMC, 7.00%, 6/01/24 .............................................................                 52,003                 52,974
   FHLMC, 7.50%, 7/01/24 .............................................................                 67,021                 69,071
   FHLMC, 8.00%, 7/01/24 .............................................................                 31,032                 32,401
   FHLMC, 8.50%, 12/01/24 ............................................................                 57,103                 59,931
   FHLMC, 8.00%, 6/01/25 .............................................................                  5,880                  6,132
   FHLMC, 7.00%, 9/01/25 .............................................................                 45,418                 46,244
   FHLMC, 7.00%, 10/01/25 ............................................................                 15,468                 15,749
   FHLMC, 7.50%, 10/01/25 ............................................................                 14,241                 14,652
   FHLMC, 7.50%, 1/01/26 .............................................................                 25,979                 26,728
   FHLMC, 8.00%, 1/01/26 .............................................................                 24,196                 25,233
   FHLMC, 7.00%, 3/01/26 .............................................................                 79,105                 80,509
   FHLMC, 7.50%, 5/01/26 .............................................................                 17,048                 17,527
   FHLMC, 7.50%, 1/01/27 .............................................................                 27,576                 28,351
   FHLMC, 7.00%, 4/01/28 .............................................................                360,189                365,699
   FHLMC, 7.00%, 5/01/28 .............................................................                286,066                291,146
   FHLMC, 7.00%, 1/01/30 .............................................................                267,141                270,737
   FHLMC, 6.50%, 6/01/30 .............................................................                473,665                472,619
   FHLMC, 7.50%, 9/01/30 .............................................................                615,689                630,327
   FHLMC, 7.00%, 11/01/30 ............................................................                301,089                305,082
   FHLMC, 7.50%, 11/01/30 ............................................................                 40,998                 41,973
   FHLMC, 7.00%, 1/01/31 .............................................................              2,954,611              2,993,789
   FHLMC, 7.50%, 1/01/31 .............................................................                750,000                767,831
(a)FHLMC, 6.00%, 4/01/31 .............................................................                683,355                666,912
                                                                                                                          ----------
                                                                                                                           7,501,398
                                                                                                                          ----------
   FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - ADJUSTABLE RATE 12.6%
   FHLMC, 8.054%, 11/01/16 ...........................................................              1,309,838              1,331,309
   FHLMC, 8.50%, 4/01/18 .............................................................                948,438                968,624
   FHLMC, 8.265%, 3/01/19 ............................................................                937,050                959,434
   FHLMC, 8.241%, 11/01/19 ...........................................................              1,273,522              1,321,189
   FHLMC, 8.079%, 5/01/20 ............................................................              1,533,900              1,560,381
   FHLMC, 8.385%, 5/01/22 ............................................................                583,224                596,176
   FHLMC, 8.251%, 7/01/22 ............................................................              1,356,464              1,386,463
   FHLMC, 8.333%, 11/01/25 ...........................................................                365,600                375,356
   FHLMC, 6.977%, 9/01/27 ............................................................              2,054,221              2,105,503
                                                                                                                          ----------
                                                                                                                          10,604,435
                                                                                                                          ----------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 38.6%
   FNMA, 6.50%, 9/01/08 ..............................................................                 50,028                 51,152
   FNMA, 7.00%, 7/01/09 ..............................................................                 32,831                 33,829
   FNMA, 7.50%, 7/01/09 ..............................................................                 17,743                 18,335

   FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
   STATEMENT OF INVESTMENTS, MARCH 31, 2001 (UNAUDITED) (CONT.)



                                                                                          PRINCIPAL
                                                                                            AMOUNT                           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONT.)
   FNMA, 6.00%, 3/01/11 ............................................                        $732,652                        $738,157
   FNMA, 6.50%, 4/01/11 ............................................                          24,886                          25,358
   FNMA, 7.50%, 6/01/11 ............................................                         308,810                         318,572
   FNMA, 7.00%, 11/01/11 ...........................................                          14,738                          15,146
   FNMA, 7.50%, 7/01/12 ............................................                         191,209                         197,254
   FNMA, 6.00%, 5/01/13 ............................................                         773,931                         775,372
(a)FNMA, 5.50%, 4/01/14 ............................................                       1,000,000                         981,250
   FNMA, 5.50%, 5/01/14 ............................................                         642,213                         630,996
   FNMA, 6.50%, 5/01/14 ............................................                         693,174                         702,648
(a)FNMA, 10.00%, 8/1/15 ............................................                         195,390                         213,586
(a)FNMA, 9.50%, 11/1/15 ............................................                         275,844                         294,463
   FNMA, 7.00%, 1/01/16 ............................................                         499,950                         511,602
   FNMA, 5.50%, 3/01/16 ............................................                         499,950                         490,751
(a)FNMA, 10.00%, 7/1/17 ............................................                          56,387                          61,639
(a)FNMA, 10.00%, 11/1/18 ...........................................                         123,187                         134,659
(a)FNMA, 10.00%, 6/1/19 ............................................                         208,671                         228,104
(a)FNMA, 10.00%, 12/1/19 ...........................................                          70,342                          76,893
(a)FNMA, 10.00%, 9/1/20 ............................................                          74,222                          80,522
(a)FNMA, 9.50%, 9/1/21 .............................................                         415,629                         443,684
(a)FNMA, 9.50%, 11/1/21 ............................................                         962,746                       1,027,731
   FNMA, 6.00%, 12/01/23 ...........................................                          17,459                          17,179
   FNMA, 6.50%, 6/01/24 ............................................                         299,681                         300,675
   FNMA, 7.00%, 6/01/24 ............................................                         166,913                         169,738
   FNMA, 8.50%, 7/01/24 ............................................                          16,916                          17,691
   FNMA, 8.00%, 1/01/25 ............................................                          40,978                          42,739
   FNMA, 9.00%, 1/01/25 ............................................                          35,911                          38,024
(a)FNMA, 9.50%, 2/1/25 .............................................                          43,054                          45,961
(a)FNMA, 9.50%, 3/1/25 .............................................                          73,474                          78,434
   FNMA, 7.50%, 8/01/25 ............................................                          69,697                          71,644
   FNMA, 7.50%, 11/01/25 ...........................................                          14,992                          15,411
   FNMA, 8.00%, 12/01/25 ...........................................                          93,039                          96,927
   FNMA, 7.00%, 1/01/26 ............................................                          29,130                          29,613
   FNMA, 7.00%, 6/01/26 ............................................                          39,719                          40,365
   FNMA, 8.00%, 6/01/26 ............................................                           4,051                           4,215
   FNMA, 8.00%, 7/01/26 ............................................                           9,457                           9,841
   FNMA, 8.00%, 8/01/26 ............................................                          17,882                          18,608
   FNMA, 7.50%, 10/01/26 ...........................................                          23,040                          23,666
   FNMA, 7.00%, 4/01/27 ............................................                         139,757                         141,704
   FNMA, 6.50%, 12/01/27 ...........................................                       1,486,998                       1,486,998
   FNMA, 6.00%, 3/01/28 ............................................                         771,164                         753,812
   FNMA, 6.50%, 3/01/28 ............................................                         396,168                         395,931
(a)FNMA, 9.50%, 6/1/28 .............................................                         312,389                         333,475
   FNMA, 7.00%, 10/01/28 ...........................................                         701,947                         711,178
   FNMA, 6.00%, 12/01/28 ...........................................                          10,233                          10,003
   FNMA, 6.00%, 3/01/29 ............................................                          37,332                          36,492
(a)FNMA, 6.50%, 4/01/29 ............................................                       7,160,134                       7,133,284
   FNMA, 8.00%, 4/01/30 ............................................                         522,296                         539,227

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
STATEMENT OF INVESTMENTS, MARCH 31, 2001 (UNAUDITED) (CONT.)

                                                                                           PRINCIPAL
                                                                                            AMOUNT                         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONT.)

   FNMA, 8.50%, 4/01/30............................................................      $   607,119                    $   633,845
   FNMA, 8.00%, 5/01/30............................................................          201,125                        207,645
   FNMA, 7.00%, 10/01/30...........................................................          995,847                      1,008,127
   FNMA, 7.50%, 11/01/30...........................................................        3,222,852                      3,296,802
   FNMA, 8.00%, 12/01/30...........................................................          371,001                        383,027
(a)FNMA, 6.50%, 4/01/31............................................................        3,911,568                      3,906,416
(a)FNMA, 7.00%, 4/01/31............................................................        2,488,333                      2,518,046
                                                                                                                         ----------
                                                                                                                         32,568,446
                                                                                                                         ----------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - ADJUSTABLE RATE 13.9%
   FNMA, 6.441%, 1/01/17............................................................       1,690,582                      1,731,790
   FNMA, 8.015%, 4/01/18............................................................         306,768                        313,984
   FNMA, 8.25%, 9/01/18.............................................................         946,478                        966,219
   FNMA, 8.121%, 4/01/21............................................................         893,102                        916,990
   FNMA, 7.91%, 12/01/22............................................................       1,329,614                      1,364,451
   FNMA, 7.912%, 12/01/24...........................................................         707,009                        740,745
(a)FNMA, 8.406%, 5/01/25............................................................       1,087,171                      1,122,606
   FNMA, 7.859%, 6/01/25............................................................         975,581                      1,003,594
   FNMA, 8.329%, 7/01/25............................................................         867,908                        888,248
   FNMA, 8.102%, 8/01/27............................................................         588,275                        602,388
   FNMA, 8.722%, 6/01/30............................................................       1,991,879                      2,108,561
                                                                                                                         ----------
                                                                                                                         11,759,576
                                                                                                                         ----------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA), SF, 31.6%
   GNMA, 9.00%, 8/20/06.............................................................           4,534                          4,784
   GNMA, 9.00%, 12/20/06............................................................          33,752                         35,611
   GNMA, 10.00%, 2/15/13............................................................           3,630                          4,012
   GNMA, 7.00%, 4/15/14.............................................................         667,273                        687,514
   GNMA, 10.50%, 1/15/16............................................................           1,456                          1,592
   GNMA, 9.00%, 12/15/16............................................................          64,801                         69,299
   GNMA, 10.00%, 10/15/17...........................................................          17,687                         19,541
   GNMA, 10.00%, 10/15/18...........................................................           7,864                          8,676
   GNMA, 10.00%, 12/15/18...........................................................          58,710                         64,771
   GNMA, 10.00%, 2/15/19............................................................           1,157                          1,275
   GNMA, 9.50%, 10/15/20............................................................          42,949                         46,460
   GNMA, 8.25%, 1/15/21.............................................................         184,985                        192,704
   GNMA, 8.25%, 2/15/21.............................................................         171,774                        178,942
   GNMA, 8.25%, 3/15/21.............................................................         121,025                        126,075
   GNMA, 8.25%, 5/15/21.............................................................         332,474                        346,348
   GNMA, 8.25%, 6/15/21.............................................................          96,156                        100,168
   GNMA, 8.25%, 10/15/21............................................................         128,844                        134,221
   GNMA, 8.00%, 2/15/23.............................................................          80,354                         83,832
   GNMA, 7.00%, 6/15/23.............................................................         113,074                        115,387
   GNMA, 7.50%, 6/15/23.............................................................          26,376                         27,215
   GNMA, 7.50%, 10/15/23............................................................         517,308                        533,773
   GNMA, 6.50%, 1/15/24.............................................................         167,864                        168,667
   GNMA, 8.50%, 7/15/24.............................................................          30,733                         32,018
   GNMA, 9.00%, 12/20/24............................................................           8,051                          8,495

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
STATEMENT OF INVESTMENTS, MARCH 31, 2001 (UNAUDITED) (CONT.)

                                                                                              PRINCIPAL
                                                                                               AMOUNT                      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA), SF, (CONT.)
   GNMA, 8.00% 1/15/25..............................................................         $    11,454                $    11,902
   GNMA, 7.50%, 9/15/25.............................................................              38,772                     39,845
   GNMA, 7.00%, 1/15/26.............................................................              30,242                     30,772
   GNMA, 7.50%, 1/15/26.............................................................              34,387                     35,337
   GNMA, 7.00%, 3/15/26.............................................................              13,682                     13,922
   GNMA, 7.50%, 5/15/26.............................................................              10,725                     11,022
   GNMA, 8.00%, 6/15/26.............................................................              28,079                     29,081
   GNMA, 8.50%, 8/15/26.............................................................               2,962                      3,080
   GNMA, 7.50%, 10/15/26............................................................              24,223                     24,893
   GNMA, 8.00%, 7/15/27.............................................................             640,355                    662,964
   GNMA, 7.50%, 9/15/27.............................................................             530,833                    545,113
   GNMA, 8.00%, 11/15/27............................................................              22,172                     22,955
   GNMA, 7.00%, 12/15/27............................................................             945,632                    961,357
   GNMA, 7.50%, 1/15/28.............................................................             990,919                  1,017,281
   GNMA, 8.00%, 1/15/28.............................................................             490,724                    507,837
   GNMA, 7.50%, 2/15/28.............................................................             931,332                    956,109
   GNMA, 7.50%, 3/15/28.............................................................             581,028                    596,485
   GNMA, 6.50%, 4/15/28.............................................................             405,591                    406,028
   GNMA, 7.00%, 4/15/28.............................................................             489,789                    497,825
   GNMA, 7.50%, 4/15/28.............................................................             146,924                    150,833
   GNMA, 7.50%, 5/15/28.............................................................             476,736                    489,418
   GNMA, 7.00%, 6/15/28.............................................................             568,362                    577,688
   GNMA, 6.50%, 2/15/29.............................................................             134,000                    134,121
(a)GNMA, 7.50%, 4/01/29.............................................................           3,191,422                  3,271,208
   GNMA, 7.50%, 10/15/29............................................................             674,685                    692,360
   GNMA, 7.00%, 11/20/29............................................................             955,949                    969,524
   GNMA, 8.00%, 1/15/30.............................................................             697,303                    720,854
   GNMA, 8.00%, 9/15/30.............................................................             698,925                    722,530
   GNMA, 7.00%, 11/15/30............................................................             697,549                    708,825
(a)GNMA, 6.00%, 4/01/31.............................................................           6,700,000                  6,557,625
   GNMA II, 9.00%, 11/20/19.........................................................               8,372                      8,893
   GNMA II, 9.00%, 4/20/20..........................................................              27,956                     29,693
   GNMA II, 10.50%, 6/20/20.........................................................                 861                        928
   GNMA II, 9.00%, 12/20/21........................................................              29,119                     30,906
   GNMA II, 9.00%, 9/20/24..........................................................              14,106                     14,883
   GNMA II, 9.00%, 10/20/24.........................................................              29,199                     30,806
   GNMA II, 9.00%, 11/20/24.........................................................              28,544                     30,115
   GNMA II, 9.00%, 3/20/25..........................................................              17,072                     17,974
   GNMA II, 6.50%, 1/20/26..........................................................           2,116,718                  2,114,476
   GNMA II, 8.00%, 8/20/26..........................................................               8,672                      8,937
                                                                                                                         ----------
                                                                                                                         26,647,785
                                                                                                                         ----------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - ADJUSTABLE RATE, SF, .9%
   GNMA, 7.625%, 11/20/25...........................................................             347,022                    355,723
   GNMA, 7.75%, 7/20/27.............................................................             369,936                    378,655
                                                                                                                         ----------
                                                                                                                            734,378
                                                                                                                         ----------

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
STATEMENT OF INVESTMENTS, MARCH 31, 2001 (UNAUDITED) (CONT.)


                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   PRUDENTIAL HOME MORTGAGE SECURITIES (PHMS) - ADJUSTABLE RATE .6%
   PHMS, 8.7826%, 7/25/18 .......................................................................   $     493,145     $     492,528
                                                                                                                      -------------
   MISCELLANEOUS 5.4%
   Conseco Finance Securitizations Corp., 8.31%, 5/01/32 ........................................       2,180,000         2,355,162
   Green Tree Financial Corp., 7.05%, 1/15/19 ...................................................       2,150,000         2,166,581
                                                                                                                      -------------
                                                                                                                          4,521,743
                                                                                                                      -------------
   TOTAL LONG TERM INVESTMENTS (COST $93,780,633) ...............................................                        94,830,297
                                                                                                                      -------------
   SHORT TERM INVESTMENTS .1%
   FHLMC, 9.00%, 6/01/01 ........................................................................           1,525             1,529
   FHLMC, 6.50%, 11/01/01 .......................................................................          68,966            69,001
   GNMA, 9.00%, 8/20/01  ........................................................................             264               265
                                                                                                                      -------------
   TOTAL SHORT TERM INVESTMENTS (COST $67,812)  .................................................                            70,795
                                                                                                                      -------------
   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $93,848,445) ............................                        94,901,092
                                                                                                                      -------------

(b)REPURCHASE AGREEMENT 14.8%
   Joint Repurchase Agreement, 5.255%, 4/02/01, (Maturity Value $12,459,969) (COST $12,454,515)..      12,454,515        12,454,515
   ABN AMRO Inc. (Maturity Value $1,249,860)
   Banc of America Securities LLC (Maturity Value $228,890)
   Barclays Capital Inc. (Maturity Value $1,249,860)
   Bear Stearns & Co. Inc. (Maturity Value $714,205)
   Chase Securities Inc. (Maturity Value $1,249,860)
   Dresdner Kleinwort Benson, North America LLC (Maturity Value $267,888)
   Lehman Brothers Inc. (Maturity Value $1,249,860)
   Morgan Stanley & Co. Inc. (Maturity Value $1,249,860)
   Nesbitt Burns Securities Inc. (Maturity Value $1,249,859)
   Paribas Corp. (Maturity Value $1,249,859)
   Societe Generale (Maturity Value $1,249,984)
   UBS Warburg (Maturity Value $1,249,984)
   Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities..
                                                                                                                      -------------
   TOTAL INVESTMENTS (COST $106,302,960) 127.4% ...................................................                     107,355,607
   OTHER ASSETS, LESS LIABILITIES (27.4%)  ........................................................                     (23,097,207)
                                                                                                                      -------------
   NET ASSETS 100.0% ..............................................................................                   $  84,258,400
                                                                                                                      =============

   PORTFOLIO ABBREVIATIONS:
   SF - Single Family

(a) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
(b)  See Note 1(b) regarding joint repurchase agreement.



                       See notes to financial statements.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2001 (UNAUDITED)

Assets:
 Investments in securities:
  Cost .....................................................      $  93,848,445
                                                                  =============
  Value ....................................................         94,901,092
  Repurchase agreements, at value and cost .................         12,454,515
 Receivables:
  Investment securities sold ...............................          4,482,632
  Capital shares sold ......................................          1,486,931
  Interest .................................................            569,035
                                                                  -------------
      Total assets  ........................................        113,894,205
                                                                  -------------
Liabilities:
 Payables:
  Investment securities purchased  .........................         29,172,439
  Capital shares redeemed ..................................            337,875
  Shareholders .............................................                754
 Distributions to shareholders .............................            124,737
                                                                  -------------
      Total liabilities ....................................         29,635,805
                                                                  -------------
       Net assets, at value ................................      $  84,258,400
                                                                  =============
Net assets consist of:
 Undistributed net investment income .......................      $     (91,441)
 Net unrealized appreciation  ..............................          1,052,647
 Accumulated net realized gain  ............................            706,722
 Capital shares  ...........................................         82,590,472
                                                                  -------------
      Net assets, at value .................................      $  84,258,400
                                                                  =============
Net asset value per share ($84,258,400 / 8,345,492 shares
  outstanding) .............................................      $       10.10
                                                                  =============
Maximum offering price per share ($10.10 / 95.75%) .........      $       10.55
                                                                  =============


                       See notes to financial statements.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)

Investment income:
 Interest........................................................   $ 2,113,649
                                                                    -----------
Expenses:
 Management fees (Note 3)........................................       122,552
 Transfer agent fees (Note 3)....................................        14,938
 Custodian fees..................................................           264
 Reports to shareholders.........................................         2,512
 Registration and filing fees....................................         6,903
 Professional fees (Note 3)......................................        10,183
 Other...........................................................           400
                                                                    -----------
      Total expenses.............................................       157,752
      Expenses waived/paid by affiliate (Note 3).................      (157,752)
                                                                    -----------
       Net investment income.....................................     2,113,649
                                                                    -----------
Realized and unrealized gains:
 Net realized gain from investments..............................     1,009,882
 Net unrealized appreciation on investments......................       995,536
                                                                    -----------
Net realized and unrealized gain.................................     2,005,418
                                                                    -----------
Net increase in net assets resulting from operations.............   $ 4,119,067
                                                                    ===========

                       See notes to financial statements.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)
AND THE YEAR ENDED SEPTEMBER 30, 2000

                                             SIX MONTHS ENDED     YEAR ENDED
                                              MARCH 31, 2001  SEPTEMBER 30, 2000
                                               ------------     ------------
Increase (decrease) in net assets:
 Operations:
  Net investment income....................... $  2,113,649     $  2,740,732
  Net realized gain (loss) from investments...    1,009,882          (82,910)
  Net unrealized appreciation on investments..      995,536          521,897
                                               ------------     ------------
      Net increase in net assets resulting
        from operations.......................    4,119,067        3,179,719
 Distributions to shareholders from net
  investment income...........................   (2,188,680)      (2,806,043)
 Capital share transactions (Note 2)..........   32,755,875       16,322,139
                                               ------------     ------------
      Net increase in net assets..............   34,686,262       16,695,815
Net assets
 Beginning of period..........................   49,572,138       32,876,323
                                               ------------     ------------
 End of period................................ $ 84,258,400     $ 49,572,138
                                               ============     ============
Undistributed net investment income
  included in net assets:
 End of period................................ $    (91,441)    $    (16,410)
                                               ============     ============

                       See notes to financial statements.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Mortgage Portfolio (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Trust consists of one Fund, the Franklin Strategic Mortgage Portfolio (the
Fund), which seeks total return.

The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. JOINT REPURCHASE AGREEMENT:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by the securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At March 31, 2001, all repurchase agreements had been entered into on March 30, 2001.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

f. MORTGAGE DOLLAR ROLLS:

The Fund enters into dollar roll transactions in which it agrees to sell and repurchase mortgage-backed securities. If the securities are substantially similar, the difference between the sale and purchase price is treated as interest income and realized gains and losses are deferred.


2. SHARES OF BENEFICIAL INTEREST

At March 31, 2001, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                   PERIOD ENDED MARCH 31, 2001                     YEAR ENDED SEPTEMBER 30, 2000
                                               ------------------------------------------------------------------------------------
                                                SHARES                  AMOUNT                    SHARES                  AMOUNT
                                               ---------             ------------                ---------             ------------
Shares sold ................................   3,645,408             $ 36,497,565                2,880,866             $ 27,655,235
Shares issued in reinvestment of
  distributions ............................     155,177                1,552,054                  177,765                1,708,513
Shares redeemed ............................    (530,868)              (5,293,744)              (1,359,052)             (13,041,609)
                                               ---------             ------------                ---------             ------------
Net increase ...............................   3,269,717             $ 32,755,875                1,699,579             $ 16,322,139
                                               =========             ============                =========             ============

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, LLC (FT Services) and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, principal underwriter, administrative manager, and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       ANNUALIZED
        FEE RATE   AVERAGE DAILY NET ASSETS
        --------   ------------------------
         .40%      First $250 million
         .38%      Over $250 million, up to and including $500 million
         .36%      In excess of $500 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

Advisers agreed in advance to waive management fees and assume payment of other expenses, as noted in the Statement of Operations.

Distributors paid net commissions from sales of Fund shares for the year of $17,388.

At March 31, 2001, Franklin Resources owned 8.38% of the Fund.

Included in professional fees are legal fees of $11,743 that were paid to a law firm in which a partner was an officer of the fund.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Notes to Financial Statements(unaudited) (continued)

4. INCOME TAXES

At September 30, 2000, the Fund had tax basis capital losses of $164,799 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:

        2002...............................  $ 90,251
        2004...............................    54,436
        2008...............................    20,112
                                             --------
                                             $164,799
                                             ========

At September 30, 2000, the fund has deferred capital losses occurring subsequent to October 31, 1999 of $108,887. For tax purposes, such loses will be reflected in the year ending September 30, 2001.

At March 31, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $106,326,461 was as follows:

        Unrealized appreciation..........  $1,113,510
        Unrealized depreciation..........     (84,364)
                                           ----------
        Net unrealized appreciation......  $1,029,146
                                           ==========


Net investment income differs for financial statement and tax purposes primarily due to differing treatments of mortgage dollar roll transactions and paydown losses.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales, mortgage dollar roll transactions, and paydown losses.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended March 31, 2001 aggregated $92,575,415 and $58,672,331, respectively.


18
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